UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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HealthWarehouse.com, Inc.
(Name of Registrant as Specified In Its Charter)

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HEALTHWAREHOUSE.COM, INC.
7107 Industrial Road
Florence, Kentucky 41042

NOTICE OF 2015 ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON OCTOBER 16, 2015

To Our Stockholders:

You are cordially invited to attend the 2015 Annual Meeting of Stockholders (the “Annual Meeting”) of HealthWarehouse.com, Inc. (the “Company” or “HealthWarehouse”). The Annual Meeting will be held at our principal executive offices located at 7107 Industrial Road, Florence, Kentucky 41042 on October 16, 2015 at 11:00 a.m. (EDT), for the following purposes, as more fully described in the accompanying Proxy Statement:

1.     To elect four directors -- (i) Lalit Dhadphale, (ii) Youssef Bennani, (iii) Joseph Savarino and (iv) Ambassador Ned L. Siegel -- to serve for a one-year term until the 2016 Annual Meeting of Stockholders or until their respective successors are duly elected and qualified;

2.     To ratify the appointment of Marcum LLP as our independent registered public accounting firm for the year ending December 31, 2015; and

3.     To transact such other business as may properly come before the Annual Meeting.

The Board of Directors of the Company has approved the foregoing proposals and recommends that you vote “FOR” each of the director nominees and “FOR” the other proposal.  Whether or not you are personally able to attend the meeting, please complete, sign and date the enclosed proxy card and return it in the enclosed prepaid envelope as soon as possible.  This action will not limit your right to vote in person if you attend the meeting.

The Board has fixed the close of business on September 10, 2015 as the record date for the determination of stockholders entitled to notice of and to vote at the meeting or any adjournment thereof.  Shares of common stock of the Company and shares of the Series B and Series C preferred stock of the Company may be voted at the meeting only if the holder is present at the meeting in person or by valid proxy.

The Board cordially invites you to attend the Annual Meeting.  The Annual Meeting will begin promptly at 11:00 a.m. (EDT) and check-in will begin at 10:30 a.m. (EDT). Your attention is directed to the attached Proxy Statement for a discussion of the foregoing proposals.

A complete list of stockholders entitled to vote at the Annual Meeting will be available for examination by any stockholder for any purpose in connection with the Annual Meeting during normal business hours at our principal executive offices for a period of at least 10 days prior to the Annual Meeting.

By Order of the Board of Directors,

/s/ Lakit Dhadphale Lalit Dhadphale Chairman, President and Chief Executive Officer

REGARDLESS OF WHETHER YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE PROMPTLY COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD IN THE ACCOMPANYING POSTAGE-PAID ENVELOPE, WHICH REQUIRES NO ADDITIONAL POSTAGE IF IT IS MAILED IN THE UNITED STATES.  EVEN IF YOU HAVE VOTED BY PROXY, YOU MAY STILL VOTE IN PERSON IF YOU ATTEND THE ANNUAL MEETING.  YOU MAY REVOKE YOUR PROXY AT ANY TIME BEFORE IT IS VOTED AT THE ANNUAL MEETING.

We are mailing the Proxy Statement and the accompanying proxy to our stockholders on or about September 18, 2015.

HEALTHWAREHOUSE.COM, INC.

PROXY STATEMENT

FOR

2015 ANNUAL MEETING OF STOCKHOLDERS

General

The accompanying proxy is solicited by the Board of Directors of HealthWarehouse.com, Inc. to be voted at the 2015 Annual Meeting of Stockholders to be held on October 16, 2015 at 11:00 a.m. (EDT) at the offices of HealthWarehouse.com, Inc., 7107 Industrial Road, Florence, Kentucky 41042.  References in this Proxy Statement to the terms “we,” “our,” “us,” “HealthWarehouse” and the “Company” each refer to HealthWarehouse.com, Inc.; the term “Board” means our Board of Directors; the term “proxy materials” means this Proxy Statement and the enclosed proxy card; the term “holders” when referring to holders of our common stock or preferred stock entitled to vote at the Annual Meeting means holders of record as of the close of business on September 10, 2015; and the terms “Annual Meeting” and “meeting” mean our 2015 Annual Meeting of Stockholders, including any postponements or adjournments thereof.  This Proxy Statement and accompanying proxy are being mailed to stockholders on or about September 18, 2015, for the following purposes:

1.    To elect (i) Lalit Dhadphale, (ii) Youssef Bennani, (iii) Joseph Savarino and (iv) Ambassador Ned L. Siegel to hold office until the 2016 Annual Meeting or until their respective successors are duly elected and qualified.

2.    To ratify the appointment of Marcum LLP as our independent registered public accounting firm for the year ending December 31, 2015; and

3.    To transact such other business as may properly come before the meeting or any adjournment(s) thereof.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be Held on October 16, 2015.  This Proxy Statement and the Annual Report on Form 10-K for the year ended December 31, 2014, as well as driving directions to the Annual Meeting, are available on our website at www.healthwarehouse.com/proxy.

Record Date, Quorum, Voting

Holders of record of our shares of common and preferred stock at the close of business on September 10, 2015 (the “Record Date”) are entitled to notice of and to vote at the Annual Meeting.  On September 10, 2015, 37,570,383 shares of common stock, 483,512 shares of Series B preferred stock and 10,000 shares of Series C preferred stock were issued and outstanding.  Each share of common stock is entitled to one vote on each of the proposals being submitted to stockholders, each share of Series B preferred stock is entitled to 11.39 votes on each of the proposals being submitted to stockholders, and each share of Series C preferred stock is entitled to one vote on each of the proposals being submitted to stockholders.  The number of votes held by all holders of the outstanding common stock and Series B and Series C preferred stock and entitled to vote at the Annual Meeting aggregate 43,087,585 votes.

Pursuant to Section 211(c) of the Delaware General Corporation Law, the shares of our stock represented at the Annual Meeting, either in person or by proxy, and entitled to vote at the meeting shall constitute a quorum for the transaction of business at the Annual Meeting.  Votes for and against, abstentions and “broker non-votes” will each be counted as present for purposes of determining the presence of a quorum.

Directors will be elected by a plurality of the votes cast at the Annual Meeting, meaning that the four (4) nominees receiving the most votes will be elected.  Only votes cast FOR a nominee will be counted.  If you return the enclosed proxy card, unless indicated otherwise thereon, your shares will be voted FOR ALL of the four (4) nominees named in Proposal No. 1 in this Proxy Statement.  Instructions on the accompanying proxy card to withhold authority to vote for one or more of the nominees will result in those nominees receiving fewer votes but will not count as a vote “AGAINST” the nominees.  Abstentions, withheld votes and broker non-votes (which occur when a broker, bank or other nominee holding shares for a beneficial owner does not vote on a particular matter because such broker, bank or other nominee does not have discretionary authority to vote on that matter and has not received voting instructions from the beneficial owner) are counted as present for purposes of determining the presence of a quorum for the transaction of business at the Annual Meeting.  Abstentions and broker non-votes will also result in those nominees receiving fewer votes but will not count as a vote “AGAINST” the nominees.  Stockholders have no right to cumulate votes in the election of directors.

Proposal No. 2, ratification of the appointment of our independent registered public accounting firm, requires the affirmative vote of holders of a majority of the votes cast on the proposal at the Annual Meeting, with the common stock and preferred stock voting together as a class.  Abstentions and broker non-votes are not considered to be votes cast on a proposal, and as a result, will have no effect on the outcome of the vote on this proposal.

Stockholders of Record

You are a “stockholder of record” if your shares are registered directly in your name with our transfer agent, American Stock Transfer.  As a stockholder of record, you have the right to grant your voting proxy directly to the Company or to vote in person at the Annual Meeting.  We have enclosed a proxy card for you to use.

Shares Held in Street Name

If your shares are held by a broker, bank, trustee or other stockholder of record, in nominee name or otherwise, exercising fiduciary powers (typically referred to as being held in “street name”), you will receive a separate voting instruction form with this Proxy Statement.  As the beneficial owner, you have the right to direct your broker, bank, trustee or nominee how to vote your shares, and you are also invited to attend the Annual Meeting.  If you hold your shares in street name and do not provide voting instructions to your broker, bank, trustee or nominee, your shares will not be voted on any proposals on which such party does not have discretionary authority to vote (a “broker non-vote”), as further described below under the heading “Broker Non-Votes.”

Please note that if your shares are held of record by a broker, bank or nominee and you wish to vote at the meeting, you will not be permitted to vote in person unless you first obtain a proxy issued in your name from the record holder.

Broker Non-Votes

Broker non-votes are shares held in street name by brokers or nominees who are present in person or represented by proxy, but which are not voted on a particular matter because the brokers or nominees do not have discretionary authority with respect to that proposal and they have not received voting instructions from the beneficial owner.  Under the rules that govern brokers, brokers have the discretion to vote on routine matters, but not on non-routine matters.  Routine matters include the ratification of the appointment of the Company’s independent registered public accountants.  The election of directors is considered to be a non-routine matter.  As a result, if you do not provide your brokers or nominees with voting instructions on the election of directors your shares will not be voted on this proposal.

Voting Matters

Holders of record of our common stock as of the close of business on September 10, 2015 are entitled to cast one vote per share of common stock on each matter presented for consideration by the stockholders at the Annual Meeting.  Holders of record of our Series B preferred stock as of the close of business on September 10, 2015 are entitled to cast 11.39 votes per each share of Series B preferred stock on each matter presented for consideration by the stockholders, and holders of record of our Series C preferred stock as of the close of business on September 10, 2015 are entitled to cast one vote per share on each matter presented for consideration by the stockholders at the Annual Meeting.  A list of stockholders of record entitled to vote at the Annual Meeting will be available for examination by any stockholder for a proper purpose during normal business hours at the executive offices of the Company for a period of at least 10 days preceding the day of the Annual Meeting.

We urge you to mark, date, sign and return the enclosed proxy card as promptly as possible in the postage-prepaid envelope provided.  Your shares will be voted in accordance with your voting instructions if the proxy card is received prior to or at the meeting.  If you sign and return your proxy card but do not give voting instructions, your shares will be voted (1) FOR ALL of the four (4) nominees named in Proposal No. 1 in this Proxy Statement; (2) FOR the ratification of the appointment of Marcum LLP as our independent registered public accounting firm for the year ending December 31, 2015; and (3) as the proxy holders deem advisable, in their discretion, on other matters that may properly come before the Annual Meeting.

Number of Directors

The Certificate of Designations for our Series B preferred stock provides that for so long as any shares of such preferred stock are outstanding, the Board shall consist of five members, with the holders of the Series B preferred stock, voting as a separate class, entitled to elect one member. The Board is responsible for identifying and selecting potential candidates for the remaining four seats on our Board, and the Board believes that its four nominees have a strong background in executive leadership and management, accounting and finance, and Company and industry knowledge.  In addition, each of our director nominees has a strong professional reputation and has shown a dedication to his or her profession and community.

The holders of the Series B preferred stock did not submit any nominees to the Board to fill the Series B seat on the Board in connection with the Annual meeting.

Proxies

All shares represented by a proxy will be voted, and where a stockholder specifies a choice with respect to any matter to be acted upon, the shares will be voted in accordance with the specifications so made.  If a stockholder does not indicate a choice on the proxy card, the shares will be voted in favor of the election of each of the nominees for director contained in this Proxy Statement and in favor of each of the other proposals considered at the Annual Meeting.

Multiple Proxy Cards

Many stockholders hold their shares in more than one account and may receive separate proxy cards or voting instruction forms for each of those accounts.  To ensure that ALL of your shares are represented at the Annual Meeting, we recommend that you VOTE EVERY PROXY CARD YOU RECEIVE.

Voting Instructions

If you are a stockholder of record, you can vote by mail by marking, dating and signing your proxy card in accordance with the instructions on it and returning it by mail in the pre-addressed reply envelope provided with the proxy materials.  The proxy card must be received prior to the Annual Meeting.

Proxy Revocation Procedure

A proxy may be revoked at any time before it has been exercised with regard to any matter (i) by written notice of revocation mailed to and received by the Secretary of the Company prior to the date of the Annual Meeting, (ii) by executing and delivering to the Secretary, prior to the date of the Annual Meeting, a proxy dated as of a later date than a previously executed and delivered proxy, or (iii) by attending the Annual Meeting and voting in person.  Attendance at the Annual Meeting will not in and of itself revoke a proxy.  If your shares are held by a bank, broker or other agent, you may change your vote by submitting new voting instructions to your bank, broker or other agent, or, if you have obtained a legal proxy from your bank, broker or other agent giving you the right to vote your shares, by attending the annual meeting and voting in person.

Voting Results

We expect to announce preliminary voting results at the Annual Meeting.  We will report the final results on a Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”).

CORPORATE GOVERNANCE AND BOARD MATTERS

Board Leadership Structure

Our Amended and Restated Bylaws provide our Board with flexibility to combine or separate the positions of Chairman of the Board and President and Chief Executive Officer in accordance with its determination that utilizing one or the other structure is in the best interests of the Company.  Currently, Mr. Dhadphale serves as both Chairman of the Board of Directors and President and Chief Executive Officer.  Our Board has determined that this structure is the most effective leadership structure for the Company at this time. The Board believes that Mr. Dhadphale is the director best situated to identify strategic opportunities and focus the activities of the Board due to his commitment to the business and his company-specific experience.  The Board also believes that the combined roles held by Mr. Dhadphale promote effective execution of strategic imperatives and facilitates information flow between management and the Board.

Director Independence

The Board has determined that our current directors Messrs. Bennani, Savarino and Siegel, who have been nominated for election at the Annual Meeting, satisfy the current “independent director” standards established by the rules of The Nasdaq Stock Market, Inc.  There are no family relationships among any of our directors or executive officers.  Mr. Dhadphale, our Chairman of the Board, is not an “independent director” as he is our President and Chief Executive Officer.

Board Attendance

In 2014, our Board held ten board meetings.  All directors attended at least 75% of the aggregate number of Board meetings held and meetings held by all committees of the Board on which the director served.

Executive Sessions

Executive sessions of our independent directors are held periodically as necessary.  The Board’s policy is to hold executive sessions without the presence of management.

Board Committees

Our Board has two standing committees:  the Audit Committee and the Compensation Committee.  From time to time, our Board may also appoint committees for special purposes.

Audit Committee. Our Audit Committee consists of Youssef Bennani (Chair), Joseph Savarino and Ambassador Siegel. The functions of the Audit Committee include the retention of our independent registered public accounting firm, reviewing and approving the planned scope, proposed fee arrangement and results of the Company’s annual audit, reviewing the adequacy of the Company’s accounting and financial controls and reviewing the independence of the Company’s independent registered public accounting firm.  Our Board has determined that the members of the Audit Committee meet the independence requirements of the SEC.  Our Board has also determined that Youssef Bennani qualifies as an “audit committee financial expert,” as defined in SEC rules.  Mr. Bennani, on behalf of the Audit Committee, met with the Company’s independent registered public accounting firm  four times in 2014 on a formal basis in addition to a number of informal meetings throughout the year.

Compensation Committee.  Our Compensation Committee consists of Joseph Savarino (Chair), Youssef Bennani and Ambassador Siegel. The function of the Compensation Committee is to recommend to the full Board of Directors the compensation to be offered to our executive officers and the compensation to be offered to our directors. The Compensation Committee also administers our 2009 Incentive Compensation Plan and our 2014 Equity Incentive Plan and approves grants of stock options and restricted stock under those plans. The Compensation Committee had two meetings during 2014.

Nominating Committee. The entire Board of Directors acts as a nominating committee and nominates persons to serve as directors of the Company.

Board Oversight of Risk

The Board maintains oversight responsibility for the management of the Company’s risks and closely monitors the information it receives from management to provide oversight and guidance to our management team concerning the assessment and management of risk. The Board approves the Company’s high level goals, strategies and policies to set the tone and direction for appropriate levels of risk taking within the business.

The Board has delegated oversight for matters involving certain specific areas of risk exposure to its committees. Each committee reports to the Board of Directors at regularly scheduled Board meetings, and more frequently if appropriate, with respect to the matters and risks for which the committee provides oversight.

The Audit Committee oversees the integrity of our financial statements, risks related to our financial reporting process and internal controls, the independent auditors’ qualifications, independence and performance and the Company’s corporate finance matters. The role of the Audit Committee includes receiving, at least annually, a discussion of the major risk exposures identified by senior management, the key strategic plan assumptions considered during the assessment and steps implemented to monitor and mitigate such exposures on an ongoing basis.

Our Compensation Committee is responsible primarily for the design and oversight of the Company’s executive compensation policies, plans and practices. A key objective of the Compensation Committee is to ensure that the Company’s overall executive compensation program appropriately links pay to performance and aligns the interests of the Company’s executives with its stockholders.

The Board encourages management to promote a corporate culture that incorporates risk management into the Company’s day-to-day business operations.

Director Compensation

We compensate non-management directors primarily through stock option or restricted stock grants under our stock option plans.  Based on guidelines stipulated in a study completed by Compensation Strategies, Inc., in October 2013 which analyzed and determined standards for director compensation of companies similar in size, we determined to grant non-management directors options to purchase 100,000 shares upon their initial election to the board, and options to purchase 135,000 shares on an annual basis for serving on the board.  Directors are expected to timely and fully participate in all regular and special board meetings, and all meetings of committees on which they may serve.

Director Compensation Table

The table below summarizes the compensation we paid to non-management directors for the fiscal year ended December 31, 2014:

Name	Option Awards ($) (3)	All Other Compensation ($)	Total ($)

Joseph Savarino (1)	$49,282	-	$49,282

Youssef Bennani (1)	49,282	-	49,282

Ambassador Ned L. Siegel (1)(2)	167,908	-	167,908
           ______________________
(1)
In connection with the directors annual service on our Board, (i) on August 27, 2014 we granted options to each director to purchase 115,000 shares of our common stock at an exercise price of $.16 per share, and with a term of ten years. The options vested 100% on November 30, 2014 and (ii) on October 23, 2014 we granted options to purchase 200,000 shares of our common stock at an exercise price of $.12 per share, and with a term of ten years. The options immediately vested on the grant date.  At December 31, 2014, Messrs. Savarino, Bennani and Siegel held vested options to purchase 490,000, 625000 and1,266,190 shares of common stock, respectively.

(2)
As recognition for Mr. Siegel’s efforts with the equity raise, the Board awarded him options to purchase 742,857 shares of common stock at an exercise price of $0.12 per share, with a term of ten years. The options immediately vested on the grant date.

(3)	The amounts in the “Option Awards” column reflect the dollar aggregate grant date fair value computed in accordance with ASC Topic 718.

Director Attendance at Annual Meeting

The Annual Meeting provides a good opportunity for our directors to hear any feedback the stockholders may share with the Company at the meeting.  We encourage our directors to attend our Annual Meeting.

Identification and Evaluation of Director Nominees

The Certificate of Designations for our Series B preferred stock provides that for so long as any shares of such preferred stock are outstanding, the Board shall consist of five members, with the holders of the Series B preferred stock, voting as a separate class, entitled to elect one member. The Board is responsible for identifying and selecting potential candidates for the remaining four seats on our Board.  Our Board reviews the credentials of proposed members of the Board, either in connection with filling vacancies or the election of directors at each meeting of stockholders.  The Board uses a variety of methods for identifying and evaluating director nominees.  The Board plans to regularly assess the composition of the Board, the needs of the Board and the respective Board committees, and the qualifications of candidates in light of these needs.  Candidates may come to the attention of the Board through stockholders, management, current members of the Board, or search firms.  The evaluation of these candidates may be based solely upon information provided to the Board or may also include discussions with persons familiar with the candidate, an interview of the candidate or other actions the Board deems appropriate, including the use of third parties to review candidates.

While we do not have a stand-alone diversity policy, in considering whether to recommend any director nominee, including candidates recommended by stockholders, we believe that the backgrounds and qualifications of our directors, considered as a group, should provide relevant experience, knowledge and abilities that will allow our Board and its committees to fulfill their respective responsibilities.  In addition, the Board will also consider the ability to commit sufficient time and attention to the activities of the Board, as well as the absence of any potential conflicts with the Company’s interests.  The Board does not assign specific weights to particular criteria, and no particular criterion is necessarily applicable to all prospective director nominees.

We believe that each of the Board’s nominees are individuals with a strong background in executive leadership and management, accounting and finance, and Company and industry knowledge.  In addition, each of our director nominees has a strong professional reputation and has shown a dedication to his or her profession and community.  We also believe that our director nominees’ diversity of backgrounds and experiences, which include business, finance, technology, healthcare and executive management, results in different perspectives, ideas and viewpoints, which make our Board more effective in carrying out its duties.

The Board believes that each of its director nominees for election at the Annual Meeting brings a strong and unique set of qualifications, attributes and skills and provides the Board as a whole with an optimal balance of experience, leadership and competence in areas of importance to our Company.  Under “Proposal One – Election of Directors,” we provide an overview of the principal occupation and business experience of each of our director nominees, together with other key attributes that we believe provide value to the Board, the Company and its stockholders.

Stockholder Nominees

In nominating candidates for election as a director, the Board will consider candidates recommended by stockholders who satisfy the notice, information and consent provisions set forth in our Amended and Restated Bylaws.  Stockholders who wish to recommend a candidate may do so by writing to the Board of Directors in care of the Corporate Secretary, at HealthWarehouse.com, 7107 Industrial Road, Florence, Kentucky 41042.  The Board will use the same evaluation process for director nominees recommended by stockholders as it uses for other director nominees.  A copy of our Amended and Restated Bylaws may be obtained by any stockholder upon request to our Corporate Secretary or through the SEC’s website at www.sec.gov.

Communications with Directors

The Board desires that the views of stockholders will be heard by the Board, its committees or individual directors, as applicable, and that appropriate responses will be provided to stockholders on a timely basis.  Stockholders wishing to formally communicate with the Board, any Board Committee, the independent directors as a group or any individual director may send communications directly to the Company at 7107 Industrial Road, Florence, Kentucky 41042, Attention: Corporate Secretary.  Please note that the foregoing communication procedure does not apply to (i) stockholder proposals pursuant to Exchange Act Rule 14a-8 and communications made in connection with such proposals or (ii) service of process or any other notice in a legal proceeding.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our directors, executive officers and beneficial owners of more than 10% of our common stock to file with the SEC reports regarding their ownership and changes in ownership of our common stock. Such persons are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file.

Based solely on our examination of the copies of such forms received by us, or written representations from reporting persons that no Forms 3, 4 or 5 were required of such persons, we believe that during our fiscal year ended December 31, 2014, our directors, executive officers and 10% stockholders complied with all Section 16(a) filing requirements, with the following exceptions:  Form 4’s filed on September 4, 2014 and October 30, 2014 for Ned Seigel, Form 4’s filed on September 5, 2014 and October 29, 2014 by Joseph Savarino, Form 4’s filed on September 8, 2014 and October 29, 2014 by  Youssef Benani, and Form 4 filed on September 8, 2014 by Lalit Dhadphale.

PROPOSAL ONE—ELECTION OF DIRECTORS

The Board of Directors

Our Amended and Restated Certificate of Incorporation provides that each director shall be elected at each annual meeting of stockholders for a term of one year. Our Board currently consists of the following four directors: Lalit Dhadphale, Youssef Bennani, Joseph Savarino and Ambassador Ned L. Siegel, each of whose terms expire at this meeting.

The total number of directors eligible to be elected at the 2015 Annual Meeting is four (4), with the directors to be elected by a plurality of the votes cast by holders of shares of our common stock and our Series B and Series C preferred stock, voting together as a single class.  With respect to the foregoing vote, the common stock and the Series C preferred stock is entitled to one vote per share, and the Series B preferred stock is entitled to the number of votes equal to the number of shares of common stock into which such shares of Series B preferred stock could be converted immediately after the close of business on the record date fixed for the Annual Meeting.  In addition, under the Certificate of Designation designating the rights and privileges of the Company’s Series B preferred stock, the holders of the Company’s Series B preferred stock have the right to designate or elect one of the Company’s directors (the “Series B Director”).  As a result, one (1) director may be nominated and elected by the holders of the Series B preferred stock, voting as a separate series, if a Series B Director is properly nominated by such holders in connection with the Annual Meeting.  No Series B Director was properly nominated by the Series B preferred stockholders in connection with the Annual Meeting.

Director Nominees

The Board, serving as a nominating committee, nominated the following four people, all of whom are current directors, for election as directors: (i) Lalit Dhadphale, (ii) Youssef Bennani, (iii) Joseph Savarino and (iv) Ambassador Ned L. Siegel.  If elected, these nominees will hold office as directors until our 2016 Annual Meeting and until their respective successors are duly elected and qualified or until their earlier death, resignation or removal.

No Series B Director was nominated by the Series B preferred stockholders in connection with the Annual Meeting. Therefore, no director nominee of the Series B preferred stockholders is included in this Proxy Statement.  The Series B Preferred Stockholders are entitled to elect a Series B Director at each meeting or pursuant to written consent of the Company’s Series B preferred stockholders for the election of directors.

Biographical Information of Directors and Director Nominees

The names of each member of the Board and nominee for director, where indicated, their ages as of July 1, 2015, length of service on the Board and certain biographical information is as follows:

Lalit Dhadphale. Mr. Dhadphale, age 43, co-founded HealthWarehouse.com in August 2007 and launched the Company's prescription drug business in 2008. He has been President and CEO of the Company since its inception and has served as Chairman of the Board of Directors since May 2009. Earlier in his career, Lalit co-founded Zengine, Inc. serving as Vice President of Product Development, Chief International Officer and later as Chief Operating Officer of Zengine, Inc. from founding in 1999 through its sale in 2002. Under his day-to-day leadership, Zengine grew from start-up to $30+ million in annualized sales, achieving profitability in its second quarter as a public company in the first quarter of 2001. Prior to co-founding Zengine, Mr. Dhadphale was a co-founder of Excite Japan, where he was involved with product development, internationalization and localization of web sites and Internet products. He produced the launch of both Excite Japan and Netscape Netcenter Japan. Prior thereto, Mr. Dhadphale was International Business Development Manager for CNET, securing relationships throughout Asia and the Pacific Rim. Mr. Dhadphale received his BA degree from the University of Michigan, Ann Arbor in Japanese Language & Literature and Asian Studies.  Mr. Dhadphale brings to the board his executive experience in product development, web site design and internet products.

Youssef Bennani. Mr. Bennani, age 49, has served as one of our directors since November 11, 2009 and is Chair of the Audit Committee.  Through January 30, 2012, Mr. Bennani was a Senior Managing Director in Kaufman Bros., L.P.’s Investment Banking department which he joined in 1995.  His responsibilities ranged from public and private financing transactions to general financial advisory for mergers and acquisitions, restructuring, acquisition financing and recapitalization.  Prior to joining Kaufman Bros., L.P., Mr. Bennani was an investment banker at Barington Capital, L.P., where his primary industry focus was technology. Mr. Bennani received his MBA in international finance from New York University’s Stern School of Business. He also received his Masters in computer science as well as a BS in mathematics and physics from the University of Pierre and Marie Curie in Paris.  In addition to his international and investment banking experiences, Mr. Bennani brings a depth of knowledge of finance that permits him to qualify as the “financial expert” on the Board of Directors.

Joseph Savarino. Mr. Savarino, age 45, has served as one of our directors since December 22, 2010.  Since June 2010, Mr. Savarino has been a director of Carpeturn.com, Inc., a company he co-founded and which provides flooring materials and services to the multi-family housing industry, where customers have online and mobile access to schedule installations, manage budgets and track apartment histories. Mr. Savarino was engaged in select internet and e-commerce consulting projects from 2002 through June 2010, and has prior experience in management, sales, business development and market research. Mr. Savarino was the President and Chief Executive Officer of Zengine, Inc. from 1998 until its sale in 2002.  Zengine was a public company that provided sell-side e-commerce software and services to customers in the United States and Japan.  As a co-founder and director of Zengine and Carpeturn.com, Mr. Savarino provides the Board with entrepreneurial background and e-commerce experience.

Ambassador Ned L. Siegel. Ambassador Siegel, age 63, has served as one of our directors since June 14, 2013.  Ambassador Siegel has been the President of the Siegel Group, Inc. since September 1997. He also served as a Managing Member of the Siegel Consulting Group, LLC from November 2009 through June 2013. He served as the Ambassador of the United States of America to the Commonwealth of The Bahamas from October 2007 to January 2009.  During his fifteen month tenure as Ambassador, he served as Chief of Mission responsible for all operations of Embassy Nassau and was presented with the United States Coast Guard Meritorious Public Service Award.  He also served with Ambassador John R. Bolton at the United Nations in New York as Senior Advisor to the U.S. Mission and Representative of the United States to the 61st Session of the United Nations General Assembly from September 2006 – January 2007.  From January 2003 to October 2007, Ambassador Siegel was a Member of the Board of Directors of the Overseas Private Investment Corporation.  He served as Vice Chairman and a director of Alternative Fuels Americas, from January 5, 2011 until December 1, 2012.  He has been a director of PositiveID Corporation since February 2, 2011.  He has served as a director of Medbox, Inc. since April 10, 2014, a director of Viscount Systems, Inc. since April 23, 2014 and of VeriTeQ Corporation since June 19, 2014. Ambassador Siegel received a bachelor of arts degree from the University of Connecticut in 1973 and a Juris Doctorate from the Dickinson School of Law in 1976.  Ambassador Siegel brings to the board extensive experience and contacts with government agencies.

The above information regarding the business experience of our director nominees is as of July 1, 2015.  In addition to the information regarding our director nominees and skills that led our Board to conclude that the individual should serve as a director, we also believe that all of our director nominees have a reputation for integrity, honesty and adherence to high ethical standards.  We believe they each have demonstrated business acumen and an ability to exercise sound judgment, as well as a commitment of service to our Company and our Board.  Our Board believes that re-electing four of our incumbent directors helps to promote stability and continuity.  Our Board expects that each of its director nominees will continue to make substantial contributions to the Company by virtue of his familiarity with, and insight into, the Company’s business and affairs accumulated during their tenure.

All of the Board’s nominees have indicated a willingness to continue serving as directors if elected, and the Company has no reason to believe that any nominee will be unavailable to serve.  Each nominee has consented to being named in the Proxy Statement and has agreed to serve if elected.  If any of them should decline or be unable to act as a director, the proxy holders will vote for the election of any other persons the Board may nominate.

Director Independence

The Board has determined that all of our director nominees, except for Lalit Dhadphale, our President and Chief Executive Officer, satisfy the current “independent director” standards established by the rules of The Nasdaq Stock Market, Inc.

Family Relationships

There are no family relationships between any of our executive officers and directors.

Vote Required and Board Recommendations

The directors will be elected by a plurality of the votes, which means the four (4) nominees who receive the greatest number of FOR votes will be elected.  If you hold your shares through a broker and you do not instruct the broker on how to vote on this proposal, your broker will not have authority to vote your shares.  Abstentions and broker non-votes will each be counted as present for purposes of determining the presence of a quorum, but will not have any effect on the outcome of the proposal.  Stockholders have no right to cumulate votes in the election of directors.

The shares represented by the accompanying proxy will be voted FOR election, as directors, of the above-mentioned four (4) nominees, unless a stockholder requests that voting of the proxy be withheld for any one or more of the nominees for directors by so directing on the proxy card.  If any nominee becomes unavailable for any reason (which event is not anticipated) to serve as a director at the time of the meeting, then the shares represented by such proxy may be voted for such other person as may be determined by the proxy holders.

The Board of Directors recommends that the stockholders vote “FOR” each of the nominees listed above (Item 1 on the enclosed proxy card).

PROPOSAL TWO—RATIFICATION OF APPOINTMENT OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of the Board has selected Marcum LLP as the independent registered public accounting firm to perform the audit of the Company’s financial statements for the year ending December 31, 2015. Marcum LLP has audited the Company’s financial statements since May 2009.

The Board is asking the stockholders to ratify the selection of Marcum LLP as the Company’s independent registered public accounting firm for 2015. Although not required by law or the Company’s Amended and Restated Bylaws, the Board is submitting the selection of Marcum LLP to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the Audit Committee may reconsider whether it should appoint another independent registered public accounting firm. Even if the selection is ratified, the Audit Committee, in its discretion, may select a different registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and its stockholders.

Audit and Non-Audit Services

The Audit Committee is directly responsible for the appointment, compensation and oversight of the Company’s independent registered public accounting firm.  The Audit Committee understands the need for Marcum LLP to maintain objectivity and independence in its audits of the Company’s financial statements. The Audit Committee understands that Marcum LLP did not provide any non-audit services in 2014.

The approximate aggregate fees billed or to be billed by Marcum LLP for audit services provided to the Company for the years ended December 31, 2014 and 2013 and billed related to other services provided during 2014 and 2013 were as follows:

Service Category	2014	2013

Audit Fees	$122,285	$134,082
Audit-Related Fees	-	-
Tax Fees	-	-
All Other Fees	-	-
Total	$122,285	$134,082

In the above table, in accordance with the SEC’s definitions and rules, “audit fees” are fees for professional services and reimbursement for out of pocket expenses for the audit of a company’s financial statements, and for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements; “audit-related fees” are fees for assurance and related services that are reasonably related to the performance of the audit or review of a company’s financial statements; “tax fees” are fees for tax compliance, tax advice and tax planning; and “all other fees” are fees for any services not included in the first three categories.

Pre-Approval Policies and Procedures

To help ensure the independence of our independent registered public accounting firm, all audit and permitted non-audit services, including the fees and terms thereof, to be performed by our independent registered public accounting firm must be approved in advance by the Audit Committee, as a Committee or the Committee may delegate to one or more of its members the authority to grant the required approvals.

Independence Issues

There are no persons who have a direct or indirect substantial interest in the matter described under Proposal 2 above.

The Board of Directors recommends that stockholders vote “FOR” the ratification of the appointment of Marcum LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2015. (Item 2 on the enclosed proxy card).

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding the ownership of our common stock and other classes of voting securities as of September 10, 2015 by: (a) each current director; (b) each executive officer; (c) all of our current executive officers and directors as a group; and (d) all those known by us to be beneficial owners of more than five percent of our common stock and other classes of voting securities.

Name (1)	Number of Shares Beneficially Owned (2)	Percentage of Shares Beneficially Owned (3)

5% or Greater Stockholders:

Dr. Bruce Bedrick (4)	5,850,000	13.0%

Cormag Holdings, Ltd. (5)	4,434,902	10.0%

Wayne Corona (6)	2,770,676	6.4%

Lloyd I. Miller III (7)	2,726,134	6.3%

Osgar Holdings, LTD (8)	2,500,000	5.7%

Karen Singer (9)	2,313,104	5.4%

Janice and Ralph Marra (10)	2,201,844	5.1%

Executive Officers and Directors:

Lalit Dhadphale (11)	3,763,986	9.9%

Ambassador Ned L. Siegel (12)	1,510,870	3.9%

Youssef Bennani (13)	684,470	1.8%

Joseph Savarino (14)	668,039	1.7%

All executive officers and directors as a group (4 persons)	6,627,365	16.3%

_____________________________
(Footnotes on following page)

(1)	The address of each officer and director is c/o HealthWarehouse.com, Inc., 7107 Industrial Road, Florence, Kentucky 41042.

(2)
This table is based upon information supplied by officers, directors and principal stockholders and Schedules 13D and 13G filed with the SEC.  Unless otherwise indicated, includes shares owned by a spouse, minor children and relatives sharing the same home, as well as the entities owned or controlled by the named person.  Also includes any shares the named person has the right to acquire within 60 days after September 10, 2015 by the exercise of any warrant, stock option, convertible note or other right.  Unless otherwise indicated in the footnotes to this table and subject to community property laws where applicable, we believe that each of the stockholders named in this table has sole voting and investment power with respect to the shares indicated as beneficially owned.

(3)
Applicable percentages are based on 37,570,383 shares of common stock outstanding on September 10, 2015, adjusted as required by rules promulgated by the SEC.  Pursuant to SEC rules, a person or entity is considered to beneficially own shares of common stock if the person or entity has or shares (i) voting power, which includes the power to vote or to direct the voting of the shares, or (ii) investment power, which includes the power to dispose or direct the disposition of the shares.  Unless otherwise indicated, a person has sole voting power and sole investment power with respect to the indicated shares.  Under applicable regulations, a person is deemed to have beneficial ownership of any shares of common stock which may be acquired within 60 days of the calculation date pursuant to the exercise of outstanding stock options or warrants or the conversion of our outstanding preferred stock.  Shares of common stock which may be acquired through exercisable stock options or warrants or the conversion of preferred stock are deemed to be outstanding for the purpose of computing the percentage of outstanding common stock owned by such person or group but are not deemed outstanding for the purpose of computing the percentage of common stock owned by any other person or group. There were 483,512 shares of Series B preferred stock outstanding on September 10, 2015, which shares are convertible into, and have voting rights equal to, 5,507,202 shares of common stock, based on a conversion factor of 11.39. There were 10,000 shares of Series C preferred stock outstanding on September 10, 2015, which shares are not convertible into shares of common stock.

(4)
Consists of (i) 3,900,000 shares of common stock and (ii) warrants to purchase 1,950,000 shares owned by Dr. Bedrick.  The information in this table is based in part on information contained in the Schedule 13G filed with the SEC by Dr. Bruce Bedrick on September 18, 2014.  Dr. Bedrick’s address is 5375 Monterey Circle #32, Delray Beach, FL 33484.

(5)
Consists of 3,101,568 shares of common stock and warrants to purchase 1,333,334 shares.  The securities are owned by Cormag Holdings, Ltd., a Canadian corporation.  Mark Douglas Scott is the President, sole stockholder and director of Cormag and has sole voting and dispositive power with respect to the shares owned by Cormag.  The owners address is 104 Falcon Ridge Drive, Winnipeg, Manitoba, Canada R3Y1X6. Mr. Scott is a Canadian citizen. The information in this table is based in part on information contained in the Schedule 13G Amendment No. 1 filed with the SEC by Cormag Holdings and Mr. Scott on January 27, 2015.

(6)
Consists of (i) 2,737,644 shares of common stock owned by Wayne Corona and (ii) 33,032 shares of common stock owned by MKW Partners, LLC (“MKW”).  Mr. Corona is the Managing Member of MKW and has sole voting and dispositive power with respect to the shares owned by MKW.  The information contained in this table is based in part on the information contained in Schedule 13G Amendment No. 1 filed with the SEC by Mr. Corona on July 29, 2013.

(7)
Consists of (i) 413,030 shares of common stock and (ii) 203,082 shares of Series B Preferred Stock convertible into 2,313,104 shares of common stock, based on a conversion factor approximately 11.39.  The securities described above are owned by Milfam I L.P., a Georgia limited partnership (“Milfam L.P.”)  Milfam LLC, an Ohio limited liability company (“Milfam LLC”) is the general partner of Milfam L.P.  Mr. Miller is the manager of Milfam LLC.  As the manager of Milfam LLC, Mr. Miller has sole dispositive and voting power with respect to the securities owned by Milfam L.P.  Mr. Miller’s address is 222 Lakeview Avenue, Suite 160-365, West Palm Beach, FL 33401.  The information in this table is based in part on information contained in the Schedule 13D Amendment No. 12 filed with the SEC by Lloyd I. Miller, III on November 3, 2014.

(8)
Consists of 1,666,667 shares of common stock and warrants to purchase 833,333 shares.  The securities are owned by Osgar Holdings Ltd., a Canadian corporation.    Hong Penner is the President, sole stockholder and director of Osgar and has sole voting and dispositive power with respect to the shares owned by Osgar.  The owners address is 400 St. Mary Avenue, 9th Floor, Winnipeg, Manitoba, Canada R3C4K5.  Ms. Penner is a Canadian citizen.  The information in this table is based in part on information contained in the Schedule 13G filed with the SEC by Osgar Holdings and Ms. Penner on January 27, 2015.

(9)
Consists of 203,082 shares of Series B Preferred Stock convertible into 2,313,104 shares of common stock, based on a conversion factor of approximately 11.39.  The securities described above are owned by HWH Lending, LLC, a Delaware limited liability company (“HWH”).  Ms. Singer is the sole trustee of The Singer Children’s Management Trust (the “Trust”).  The Trust is the sole member of HWH.  As the trustee of the Trust, Ms. Singer has sole dispositive and voting power with respect to the securities owned by HWH.  Ms. Singer’s address is 212 Vaccaro Drive, Cresskill, NJ 07626.  The information in this table is based in part on information contained in the Schedule 13G Amendment No. 1 filed with the SEC by Karen Singer on February 9, 2015.

(10)
Consists of (i) 1,935,708 shares, (ii) 19,604 shares of Series B Preferred Stock which is convertible into 223,290 shares, based on a conversion factor of approximately 11.39, and (iii) warrants to purchase 42,846 shares.  Ms. Marra has sole dispositive and voting power with respect to 1,751,136 shares, and shared dispositive and voting power with Ralph Marra with respect to 4,029 shares.  Ralph Marra has sole dispositive and voting power with repect to 446,680 shares, and shared dispositive and voting power with Janice Marra with repect to 4,029 shares.  Excludes 90,000 shares held in Trust for Janice and Ralph Marra’s minor children.  The business address for Ms. and Mr. Marra is 5 Post Road, Rumson, NJ 07760.  The information contained in this table is based in part on the information contained in Schedule 13G Amendment No. 1 filed with the SEC by Ms. and Mr. Marra on February 14, 2014.

(11)
Includes stock options to purchase 600,000 shares of common stock.  Does not include stock options to purchase 250,000 shares of common stock that are not currently exercisable within 60 days of September 10, 2015.

(12)
Includes stock options to purchase 1,313,994 shares of common stock.  Does not include stock options to purchase 33,333 shares of common stock that are not exercisable within 60 days of September 10, 2015.

(13)	Includes stock options to purchase 684,470 shares of common stock.

(14)	Includes stock options to purchase 549,470 shares of common stock.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

The following is the report of the Audit Committee of the Board of Directors of HealthWarehouse.com, Inc. with respect to the Company’s audited financial statements for the year ended December 31, 2014, included in the Company’s Annual Report on Form 10-K, filed with the SEC on March 30, 2015.  The information contained in this report shall not be deemed to be “soliciting material” or to be “filed” with the SEC, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates it by reference in such filing.

The Audit Committee currently consists of one director, who is an “independent director” as defined in the SEC’s rules relating to the independence standards for members of the Audit Committee.  The Audit Committee oversees our financial reporting process on behalf of the Board of Directors.  Management has the responsibility for the financial statements and the reporting process, including internal control systems.  Our independent registered public accounting firm, Marcum LLP, is responsible for expressing an opinion as to the conformity of our audited financial statements with generally accepted accounting principles.

Review with Management

The Audit Committee reviewed and discussed the audited financial statements with management of the Company.

Review and Discussions with Independent Registered Public Accounting Firm

The Audit Committee met with Marcum LLP to review the audit strategy and the financial statements for the year ended December 31, 2014.  The Audit Committee discussed with a representative of Marcum LLP the matters required to be discussed by the Public Company Accounting Oversight Board Audit Standard No. 16.  In addition, the Audit Committee met with Marcum LLP, with and without management present, to discuss the overall scope of Marcum LLP’s audit, the results of its examination and the overall quality of the Company’s financial reporting.  The Audit Committee received the written disclosures and letter from Marcum LLP required by Rule 3526 of the Public Company Accounting Oversight Board, Communication with Audit Committee Concerning Independence, and has discussed with Marcum LLP its independence, and satisfied itself as to the independence of Marcum LLP.

Conclusion

Based on the above review, discussions, and representations received, the Audit Committee recommended to the Board of Directors that the audited financial statements for the year ended December 31, 2014 be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2014 for filing with the SEC.

Submitted by the following members of the Audit Committee:

AUDIT COMMITTEE

Youssef Bennani, Chair
Joseph Savarino
Ned L. Siegel

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table sets forth summary compensation information for 2014 and 2013 for our Chief Executive Officer during the years shown.  Except as provided below, none of our named executive officers received any other compensation required to be disclosed by law or in excess of 10% of their total annual compensation.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Option Awards ($) (1)	All Other Compensation ($)	Total ($)

Lalit Dhadphale (2) President and Chief Executive Officer	2014 2013	$100,000 0	$0 0	$35,825 0	$0 0	$135,825 0
______________________________________
(1)
The amounts in the “Option Awards” column reflect the aggregate grant date fair value computed in accordance with ASC Topic 718. For a discussion of the assumptions used to establish the valuation of the stock options, reference is made to the Notes to the Consolidated Financial Statements of the Company included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2014.

(2)
Mr. Dhadphale ceased receiving a salary beginning January 1, 2013 in order to conserve the Company’s resources to support its development activities.  The Company recognized salary expense of $116,666 and $350,000 during the years ended December 31, 2014 and 2013, respectively, which was treated as contributed capital.  Effective May 1, 2014, Mr. Dhadphale began to receive an annual salary of $150,000.

Narrative to Summary Compensation Table and Outstanding Equity Awards Table

The goal of our executive compensation program is to attract and retain qualified individuals and motivate those individuals to perform at the highest of professional levels and to contribute to our growth and success. Due to our limited resources, we currently have only one named executive officer: Lalit Dhadphale, our President, Chief Executive Officer and Chairman of the Board of Directors. He has agreed to below market compensation and elected not to receive a salary beginning January 1, 2013 through April 30, 2014 in order to conserve the Company’s resources to support its development activities. Mr. Dhadphale began to receive a salary effective May 1, 2014.

Consistent with the size and nature of our Company, our executive compensation program is simple, consisting of a base salary and long-term equity awards in the form of stock options.

Base Salary: The Compensation Committee or the Board reviews the base salaries of our named executive officers at least annually. The annual base salary of our named executive officer is reflected in the Summary Compensation Table. Due to our resource restrictions, our existing executive officer’s base salary is below market and he elected not to receive his base salary from January 1, 2013 through April 30, 2014.

Long-Term Incentive Awards: The Board has a policy to issue long-term equity awards in the form of stock options. Our long-term equity awards align the interests of our named executive officers with those of our stockholders, thereby creating an incentive to build stockholder value and acting as a retention tool.

On August 31, 2011, we awarded Mr. Dhadphale a five year incentive stock option to purchase 250,000 shares of common stock at $3.80 per share.  These options vest on the date Mr. Dhadphale personally, by means of a pledge of common stock, secures a pending economic development loan to the Company from the Commonwealth of Kentucky. As of the filing date of this report, the Company does not intend to pursue the aforementioned financing. Accordingly, it is not probable that this option will vest and no compensation expense has been recorded.

Outstanding Equity Awards at Year-End

The table below sets forth information concerning stock options outstanding at December 31, 2014 for the executive officers named in the Summary Compensation Table.  None of the executive officers shown hold any stock awards at December 31, 2014.

OUTSTANDING EQUITY AWARDS AT DECEMBER 31, 2014

Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price (1) ($)	Option Expiration Date

Lalit Dhadphale Chief Executive Officer and President	250,000 - -	- 250,000(1) 250,000(2)	$3.03 3.80 0.18	10/14/15 8/31/16 8/27/19
___________________________
(1)	Options vest on the effective date Mr. Dhadphale personally provides certain credit support for a pending economic development loan to the Company from the Commonwealth of Kentucky.
(2)	Options vest on the one year anniversary of the grant date of August 27, 2014.

Employment Agreements

None of our employees are subject to employment agreements with us.  We intend to enter into an employment agreement with Lalit Dhadphale, our President and Chief Executive Officer, when our financial condition improves.

Severance and Change in Control Arrangements

We do not have any agreements or arrangements providing for payments to any of our officers and directors in the event of a change in control or termination.

CERTAIN RELATIONSHIPS AND RELATED MATTERS

Related Party Transactions

Effective September 4, 2014, the Company entered into a Consulting Agreement with Dr. Bruce Bedrick, a major shareholder, to provide consulting services related to business development and marketing activities for the Company and other duties as agreed to by management.   The Company is required to pay a monthly fee of $10,000 plus expense reimbursement.  Subsequent to the effective date, the Dr. Bedrick agreed to defer the payment of the monthly fee for a period of four months beginning with the November 4, 2014 payment.  The deferred fees will be payable on the earlier of the termination date and the second anniversary of the effective date.  The Consulting Agreement has an initial term of one year and can be automatically renewed for a one year period unless terminated by either party.  The Agreement may be terminated by the Company by providing a sixty day notice prior to the first anniversary of the effective date.  During the year ended December 31, 2014, the Company incurred expense of and paid $21,110.

Between June 2009 and April 2012, an employee who is the son of the managing member of a limited liability company that beneficially owns approximately 12% of the Company’s common stock received advances from the Company in various forms. As of December 31, 2012, the balance of these advances totaled $391,469 including interest, and the outstanding balance of these advances was $156,469. The Company also provided fulfillment services at no charge to a business partly owned by a member of his household. The Company’s Board of Directors determined that not all of these advances were approved in accordance with the Company’s policy on related party transactions, documented appropriately or recorded correctly in the Company’s accounting system. As a result, the Company was not able to monitor the outstanding amount of these advances on a continuous basis. In April 2012, this employee voluntarily resigned from the Company. Principal repayments towards the outstanding advances aggregating $235,000 have been made through December 31, 2013. The individual agreed to repay the remaining balance with interest based on prime rate on the first business day of the calendar quarter. Previously included in accounts receivable, the amount has been reclassified under Stockholders’ Deficiency as the Company has determined to exercise its rights through a pledge agreement for 42,860 shares as collateral.  At December 31, 2014 and 2013, the Company estimated the value of the collateral at $2,143 and $9,001, respectively.

The Company intends to adopt a more robust formal written policy on related party transactions as part of the Board’s plan to remediate the weaknesses in our internal controls and improve the quality of our policies and procedures.  Although formal procedures for the review, approval or ratification of transactions with related persons have not been adopted, the Company adheres to a general policy that such transactions should only be entered into if they are on terms that, on the whole, are no more favorable, or no less favorable, than those available from unaffiliated third parties and their approval is in accordance with applicable law The Company’s Audit Committee will review and discuss with management potential transactions with related parties. Related party transactions requiring Audit Committee approval include transactions that are significant in size and transactions that involve terms or aspects that differ from those which would be entered into between independent parties.

Although we have not adopted formal procedures for the review, approval or ratification of transactions with related persons, we adhere to a general policy that such transactions should only be entered into if they are on terms that, on the whole, are no more favorable, or no less favorable, than those available from unaffiliated third parties and their approval is in accordance with applicable law. Such transactions require the approval of our board of directors.

Compensation Committee Interlocks and Insider Participation

During 2014 and through the date of this Proxy Statement, none of the members of our Compensation Committee was or is an officer or employee of the Company, had or has any relationship with the Company requiring disclosure under Item 404 of Regulation S-K and no executive officer of the Company served or serves on the compensation committee or board of any company that employed or employs any member of the Company’s Compensation Committee or Board of Directors.

Communications with the Board of Directors

Stockholders are invited to communicate to the Board or its committees by writing to: HealthWarehouse.com, Inc., Chairman of the Board of Directors or the Chair of a Board committee, 7107 Industrial Road, Florence, Kentucky, 41042. All such stockholder communications will be forwarded to the specific director or directors to whom the communications are addressed.

OTHER MATTERS

Solicitation of Proxies; Expenses

The cost of solicitation of proxies will be borne by the Company.  The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of the common stock.  In addition to solicitations by mail, directors, officers and employees of the Company may solicit proxies personally or by telephone without additional compensation.

STOCKHOLDER PROPOSALS FOR 2015 ANNUAL MEETING

Stockholder proposals intended for inclusion in next year’s proxy statement pursuant to Rule 14a-8 promulgated under the Exchange Act must be directed to the Corporate Secretary, HealthWarehouse.com, Inc., 7107 Industrial Road, Florence, Kentucky 41042 and must be received by May 21, 2016.  In order for proposals of stockholders made outside of Rule 14a-8 promulgated under the Exchange Act to be considered “timely” for consideration at the 2016 annual meeting under our Amended and Restated Bylaws, such proposals must be received by the Corporate Secretary at the above address by July 18, 2016 and must comply with the informational requirements of our Amended and Restated Bylaws.  However, in the event that the 2016 annual meeting of stockholders is convened more than 30 days prior to or delayed by more than 30 days after the anniversary of the 2015 Annual Meeting, notice for a shareholder proposal under Rule 14a-8 must be received a reasonable time before the Company begins to print and send its proxy materials for the 2016 annual meeting.  Shareholder proposals for consideration at the 2016 annual meeting submitted outside of Rule 14a-8 under the Company’s Amended and Restated Bylaws must be received not later than the close of business on the later of (i) the 90th day before the 2016 annual meeting or (ii) the 10th day following the day on which public announcement of the date of such meeting is first made.

ANNUAL REPORTS

Our Annual Report to Stockholders, which consists of our Annual Report on Form 10-K for the year ended December 31, 2014 (without exhibits), accompanies this proxy statement.  The Annual Report to Stockholders is not a part of this proxy statement.

OTHER BUSINESS

We are not aware of any other matter to be acted upon at the Annual Meeting other than the matters described above in this Proxy Statement.  If any other matter or matters are properly brought before the Annual Meeting or any postponement or adjournment thereof, each properly executed proxy card will be voted in the discretion of the proxies named therein. The proxies will use their discretion to vote on such matters in accordance with their best judgment.

PROXY CARD

HealthWarehouse
It’s good for you.

HEALTHWAREHOUSE.COM, INC.
PROXY FOR THE 2015 ANNUAL MEETING OF STOCKHOLDERS

The undersigned stockholder of HealthWarehouse.com, Inc., a Delaware corporation, hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement, each dated September 18, 2015, and hereby appoints Lalit Dhadphale and Joseph Savarino or either of them, as proxy and attorney-in-fact, with full power of substitution, on behalf and in the name of the undersigned to represent the undersigned at the 2015 Annual Meeting of Stockholders of HealthWarehouse.com, Inc. to be held on October 16, 2015 at 11:00 a.m. (EDT) at HealthWarehouse.com, Inc.'s offices located at 7107 Industrial Road, Florence, Kentucky 41042, and at any postponement or adjournment thereof, and to vote all shares of common stock and preferred stock which the undersigned would be entitled to vote if then and there personally present, on the matters set forth on the reverse side and in their discretion with respect to such other matters as may properly come before such Annual Meeting or at any postponement or adjournment thereof in accordance with and as described in the Notice and Proxy Statement for the Annual Meeting:

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. Your signature(s) should be exactly as your name(s) appear on this Proxy. If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

Signature Date

Signature (if held jointly) Date

Title if a corporation, partnership or other entity

•
☐  FOLD HERE - PLEASE DO NOT TEAR  •☐

THIS PROXY IS SOLICITED ON BEHALF OF YOUR BOARD OF DIRECTORS, AND MAY BE REVOKED PRIOR TO ITS EXERCISE BY FILING WITH THE SECRETARY OF THE COMPANY AN INSTRUMENT REVOKING THIS PROXY OR A DULY EXECUTED PROXY BEARING A LATER DATE, OR BY APPEARING IN PERSON AND VOTING AT THE MEETING.

YOUR VOTE IS IMPORTANT! PLEASE TAKE THE TIME TO VOTE. SIGN, DATE AND COMPLETE THE REVERSE SIDE OF THIS PROXY CARD AND PROMPTLY RETURN IT IN THE POSTAGE PAID ENVELOPE PROVIDED.

HEALTHWAREHOUSE.COM, INC.
PROXY FOR THE 2015 ANNUAL MEETING OF STOCKHOLDERS

THIS PROXY IS SOLICITED ON BEHALF OF THE COMPANY'S BOARD OF DIRECTORS.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE ELECTION OF ALL THE BOARD’S NOMINEES AND “FOR” THE RATIFICATION OF THE APPOINTMENT OF MARCUM LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDING DECEMBER 31, 2015. THIS PROXY WILL, WHEN PROPERLY EXECUTED, BE VOTED AS DIRECTED HEREIN BY THE SIGNING STOCKHOLDER(S). IF NO CONTRARY DIRECTION IS GIVEN WHEN THIS PROXY IS SIGNED AND RETURNED, THIS PROXY WILL BE VOTED ON EACH OF THE PROPOSALS AS RECOMMENDED BY THE BOARD, AND IN THE DISCRETION OF THE PROXY HOLDERS ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.

TO VOTE, MARK ONE BOX IN BLUE OR BLACK INC.   Example   ☒

Proposals:

1.	To elect as Directors the following four nominees:	FOR ALL	WITHHOLD	FOR ALL EXCEPT
	01) Lalit Dhadphale 02) Youssef Bennani 03) Joseph Savarino 04) Ambassador Ned L. Siegel	☐	☐	☐

TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE(S), MARK “FOR ALL, EXCEPT” AND WRITE IN THE NAME OF EACH NOMINEE YOU WISH TO WITHHOLD ON THE LINE BELOW.

2.	Proposal to ratify the appointment of Marcum LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2015.	FOR ☐	AGAINST ☐	ABSTAIN ☐

YOUR VOTE IS VERY IMPORTANT. WE URGE YOU TO VOTE PROMPTLY.

Important Notice Regarding the availability of Proxy Materials for the Annual Meeting of Stockholders to be held on October 18, 2015. The proxy statement and the Annual Report on Form 10-K for the year ended December 31, 2014 as well as driving directions to the Annual Meeting are available on our website at www.healthwarehouse.com/proxy.

PLEASE CHECK IF YOU ARE PLANNING TO ATTEND THE MEETING   ☐